                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 29,2006

                                OSPREY GOLD CORP.
             (Exact Name of Registrant as Specified in its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

                000-28107                            88-0399260
       (Commission File Number)          (IRS Employer Identification No.)

           6100 NEIL ROAD, SUITE 500, RENO, NV     89511-1149
        (Address of Principal Executive Offices)   (Zip Code)

                                 (416) 884-8807
              (Registrant's Telephone Number, Including Area Code)


          (Former Name of Former Address, if Changed Since Last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions(see general Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(C) under the Exchange Act (17 CFR 240.13e-4(C))

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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The Board of Directors approved restricted stock awards to our officers, certain employees of the company and for services to the company. The total number of restricted stock issued was 46,358,587. Among the parties receiving restricted stock were the following executive officers and directors:

NAME                     POSITION WITH COMPANY            RESTRICTED STOCK
Georges Benarroch        President and CFO                   23,755,011
Linda Kent               Corporate Secretary/Treasurer       16,542,201
Peter Hug                Director                               200,000
Jean-Jacques Treyvaud    Director                               100,000

Restricted stock was given to 4 individuals, all of whom are non-U.S. persons.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             OSPREY GOLD CORP.

                                             By: /s/ Georges Benarroch
                                             ----------------------------
                                             Georges Benarroch, President

December 29,2006